united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Eric Kane, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 9/30

Date of reporting period: 3/31/20

Item 1. Reports to Stockholders.

Class N Shares (LIONX)

SEMI-ANNUAL REPORT

MARCH 31, 2020

Advised by:
Horizon Capital Management, Inc.
106 Valerie Drive
Lafayette, Louisiana 70508

www.LIONX.net
1-866-787-8355

Distributed by Northern Lights Distributors, LLC

Member FINRA

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer to buy shares of the Issachar Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.lionx.net, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Horizon Capital Management, Inc.
Issachar Fund Manager: Dexter P. Lyons
106 Valerie Drive. Lafayette, LA 70508
Dexter@LIONX.net . 337-983-0676 . Fax 983-0672 . www.LIONX.net

Semi-Annual Letter to Issachar Fund (LIONX) Shareholders

Dear Valued Issachar Fund Shareholders,	March 31, 2020

Welcome to our semi-annual Issachar Fund (LIONX) shareholder report for the 6-month period ended 3/31/20. LIONX paid a very small dividend of $0.007 on 12/18/19 and produced a net gain of 5.13% for the period. I am happy to report that the fund met its objective of seeking moderate capital appreciation consistent with capital preservation. 99% of my personal assets are invested with yours in LIONX, so I have ample incentive to manage risk and grow assets in LIONX.

From 09/30/19 to 03/31/20, LIONX returned 5.13% while the IQ Hedge Multi-Strategy Index, the fund’s benchmark, produced a loss of -4.17% and the S&P 500 Index had a loss of -12.31%. LIONX outperformed both indexes by a wide margin. The maximum draw-down (“MDD”), the price decline from peak to trough, for LIONX in the 6-months ended 3/31/20, was -4.07% while the IQ Hedge Multi-Strategy Index had an MDD of -13.81% and the S&P 500 Index suffered a -33.79% MDD. LIONX had better gains in the last six months than the two indexes and it achieved it with far less risk as measured by MDD. I believe one main advantage LIONX had, was its ability to go to an all-cash position during periods perceived as high risk. Many mutual funds and indexes assume a fully invested position regardless of whether we are in a high-risk bear market or recession. I do not plan to “ride out” the next major decline in the stock market. Instead, my goal is to stay out of harm’s way and patiently wait for risk to subside before getting back in the market.

LIONX finished the 1st quarter of 2020 with a gain of 1.34%. However, the last six months have been a wild ride for “buy and hold” investors as they watched the economy go from “full-steam-ahead” to a “complete halt” due to the coronavirus fear. The coronavirus started in China and quickly spread fear and panic around the world as countries issued “stay at home”, “social distancing” and “self-quarantine” orders on its citizens. This shutdown “lock-in” was unprecedented and I pray we have learned from this experience, so it never happens again. Tragically, many lives were lost, but the deaths from the coronavirus in America thus far are less than the total deaths from our last flu season. I believe that “disease” is a result of a “fallen world” and God will somehow use this for our good.

In the period ended 3/31/20, LIONX held positions in growth stocks, bond ETFs and Cash. LIONX was invested in growth stocks until 2/25/20 as risk suddenly increased. Stock positions began hitting sell stops which resulted in an all-cash position until 3/25/20. The market dropped about -20% while LIONX remained in a money market. The market appears to be looking ahead and maybe it can see a light at the end of the tunnel. I expect to take advantage of the opportunities that I believe will be presented as we get back to work and rebuild America to bigger and better than ever. I am excited and optimistic about the potential that I see in the near future. If I am wrong, I will not hesitate to do what is necessary to avoid life-changing losses. I believe the key to long-term financial success is actively managing risk and I am blessed to be able to pursue my God-given passion for managing money.

Dexter Lyons
Issachar Fund, Portfolio Manager

Thank You for Your Trust and Business and May God Bless You and Your Family!
May the Grace of the Lord Jesus be with everyone. (Revelation 22:21)

Portfolio holdings are subject to change at any time and should not be considered investment advice. The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs, and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results. S&P 500 Index is an unmanaged composite of 500 large-capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. The IQ Hedge Multi-Strategy Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using various hedge fund investment styles, including long/short equity, global macro, market neutral, event-driven, fixed income arbitrage and emerging markets. Index returns assume reinvestment of dividends. NLD Review Code: (3492-NLD-4/17/2020)

ISSACHAR FUND
PORTFOLIO REVIEW (Unaudited)
March 31, 2020

The Fund’s performance figures* for the period ended March 31, 2020, as compared to its benchmarks:

	Six Months	One Year	Five Year	Since Inception**
Issachar Fund - Class N	5.13%	6.68%	1.85%	2.39%
S&P 500 Total Return Index	(12.31)%	(6.98)%	6.73%	7.74%
IQ Hedge Multi-Strategy Index	(4.17)%	(2.71)%	0.81%	1.44%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The Class N returns are calculated using the traded net asset value at the beginning of the year. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s total annual operating expenses before and after waiver are 3.38% and 1.98% for Class N shares and 3.13% and 1.73% for Class I shares, respectively, per the February 1, 2020 Prospectus. The Fund’s advisor has agreed to waive and/or reimburse certain expenses of the Fund. Absent this agreement, the performance shown would have been lower. For performance information current to the most recent month-end, please call toll-free 1-866-787-8355.

The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

The IQ Hedge Multi-Strategy Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using various hedge fund investment styles, including long/short equity, global macro, market neutral, event-driven, fixed income arbitrage and emerging markets. The Fund has selected the IQ Index to replace the S&P 500 Index as its primary benchmark. The components of the IQ Index are actively managed funds which feature a similarly flexible management style to that of the Fund, unlike the S&P 500 Index, which assumes a “buy and hold” posture.

**	Inception date is February 28, 2014.

Portfolio Composition as of March 31, 2020	% of Net Assets
Common Stock	56.3%
Short-Term Investment	23.9%
Exchange Traded Fund	19.8%
100.0%

Please refer to the Portfolio of Investments in this shareholder report for a detailed listing of the Fund’s holdings.

ISSACHAR FUND
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2020

Shares		Fair Value
	COMMON STOCK - 56.3%
	BIOTECHNOLOGY - 1.6%
1,100	Vertex Pharmaceuticals, Inc. *	$261,745

	CHEMICALS - 1.9%
5,400	Daqo New Energy Corp. (ADR) *	312,768

	COMMERCIAL SERVICES - 2.9%
4,600	Chegg, Inc. *	164,588
5,700	TAL Education Group (ADR) *	303,582
		468,170
	COMPUTERS - 3.4%
1,500	EPAM Systems, Inc. *	278,490
3,700	Lumentum Holdings, Inc. *	272,690
		551,180
	DIVERSIFIED FINANCIAL SERVICES - 2.0%
7,400	Focus Financial Partners, Inc. *	170,274
3,300	Legg Mason, Inc.	161,205
		331,479
	ELECTRONICS - 0.9%
3,900	Alarm.com Holdings, Inc. *	151,749

	HEALTHCARE - PRODUCTS - 2.2%
4,000	QIAGEN NV * ^	166,400
1,900	Quidel Corp. *	185,839
		352,239
	HEALTHCARE - SERVICES - 2.9%
400	Chemed Corp.	173,280
2,100	LHC Group, Inc. *	294,420
		467,700
	INSURANCE - 2.8%
7,700	Benefytt Technologies, Inc. *	172,403
2,000	eHealth, Inc. *	281,640
		454,043
	INTERNET - 6.0%
1,300	Alibaba Group Holding Ltd. (ADR) *	252,824
4,800	Mimecast Ltd. *	169,440
700	Shopify, Inc. *	291,851
17,600	Vipshop Holdings Ltd. (ADR) *	274,208
		988,323
	MISCELLANEOUS MANUFACTURER - 0.9%
2,200	Axon Enterprise, Inc. *	155,694

	REITS - 2.9%
6,900	Easterly Government Properties, Inc.	170,016
1,100	SBA Communications Corp.	296,967
		466,983
	RETAIL - 1.6%
800	Domino’s Pizza, Inc.	259,256

	SEMICONDUCTORS - 13.3%
5,700	Advanced Micro Devices, Inc. *	259,236
5,600	Applied Materials, Inc.	256,592
8,100	FormFactor, Inc. *	162,729
2,100	Inphi Corp. *	166,257
1,100	KLA Corp.	158,114
1,300	Mellanox Technologies Ltd. *	157,716
600	NVIDIA Corp.	158,160

See accompanying notes to financial statements.

ISSACHAR FUND
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2020

Shares		Fair Value
	SEMICONDUCTORS (Continued) - 13.3%
4,600	Silicon Motion Technology Corp. (ADR)	$168,636
4,900	Synaptics, Inc. *	283,563
5,300	Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	253,287
2,900	Teradyne, Inc.	157,093
		2,181,383
	SOFTWARE - 7.9%
1,800	Activision Blizzard, Inc.	107,064
1,100	Atlassian Corp. PLC *	150,986
2,000	Citrix Systems, Inc.	283,100
2,200	Everbridge, Inc. *	233,992
6,400	GSX Techedu, Inc. (ADR) *	271,104
1,200	Paycom Software, Inc. *	242,412
		1,288,658
	TELECOMMUNICATIONS - 2.0%
5,700	GDS Holdings Ltd. (ADR) *	330,429

	TRANSPORTATION - 1.1%
8,000	Teekay Tankers Ltd. *	177,920

	TOTAL COMMON STOCK (Cost $8,874,596)	9,199,719

	EXCHANGE TRADED FUND - 19.8%
29,300	iShares MBS ETF (Cost - $3,215,045)	3,235,892

	SHORT - TERM INVESTMENT - 23.9%
	MONEY MARKET FUND - 23.9%
3,902,465	Fidelity Institutional Money Market Fund - Government Portfolio - Class I, 0.3% ** (Cost - $3,902,465)	3,902,465

	TOTAL INVESTMENT - 100.0% (Cost - $15,992,106)	$16,338,076
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 0.0%	1,070
	NET ASSETS - 100.0%	$16,339,146

*	Non-income producing security.

**	Money Market Fund; interest rate reflects seven-day effective yield on March 31, 2020.

^	144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. The 144A securities had a fair value of $166,400 and represents 1.0% of total assets. The securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

REIT - Real Estate Investment Trust

See accompanying notes to financial statements.

ISSACHAR FUND
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2020

ASSETS
Investment securities:
At cost	$15,992,106
At fair value	$16,338,076
Receivable for Fund shares sold	5,879
Due from Advisor - Net	5,224
Dividend and interest receivable	18,047
Prepaid expenses and other assets	11,802
TOTAL ASSETS	16,379,028

LIABILITIES
Distribution (12b-1) fees payable	3,409
Payable for Fund shares repurchased	14,172
Accrued audit fees	8,797
Payable to related parties	10,386
Accrued expenses	3,118
TOTAL LIABILITIES	39,882
NET ASSETS	$16,339,146

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$16,040,424
Accumulated earnings	298,722
NET ASSETS	$16,339,146

Net Asset Value Per Share:
Shares:
Net Assets	$16,339,146
Shares of beneficial interest outstanding	1,543,004

Annualized.
Redemption Price per share and Offering Price per share	$10.59

See accompanying notes to financial statements.

ISSACHAR FUND
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended March 31, 2020

INVESTMENT INCOME
Dividends	$22,211
Interest	49,385
TOTAL INVESTMENT INCOME	71,596

EXPENSES
Investment advisory fees	59,306
Registration fees	31,574
Administrative services fees	22,000
Transfer agent fees	18,300
Distribution (12b-1) fees	14,826
Printing and postage expenses	14,006
Compliance officer fees	13,144
Accounting services fees	13,131
Legal fees	11,580
Audit fees	10,350
Trustees’ fees and expenses	8,235
Custodian fees	3,861
Insurance expense	183
Other expenses	924
TOTAL EXPENSES	221,420
Less: Fees waived/expenses reimbursed by the Advisor	(120,339)

NET EXPENSES	101,081

NET INVESTMENT LOSS	(29,485)

REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investments	415,934
Swap contracts	(75,094)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	345,970
Swap contracts	(12,081)
NET REALIZED AND UNREALIZED GAIN	674,729

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$645,244

See accompanying notes to financial statements.

ISSACHAR FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	March 31, 2020	September 30, 2019
	(Unaudited)
FROM OPERATIONS
Net investment loss	$(29,485)	$(22,600)
Net realized gain (loss) from investments and swap contracts	340,840	(280,413)
Net change in unrealized appreciation on investments and swap contracts	333,889	3,433
Net increase (decrease) in net assets resulting from operations	645,244	(299,580)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid	(7,504)	(137,278)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	5,763,260	2,904,427
Net asset value of shares issued in reinvestment of distributions to shareholders	6,825	126,500
Payments for shares redeemed	(701,667)	(5,765,978)
Net increase (decrease) in net assets from shares of beneficial interest	5,068,418	(2,735,051)

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,706,158	(3,171,909)

NET ASSETS
Beginning of Period	10,632,988	13,804,897
End of Period	$16,339,146	$10,632,988

SHARE ACTIVITY
Shares sold	555,303	284,884
Shares reinvested	660	12,478
Shares redeemed	(67,511)	(575,719)
Net increase (decrease) in shares of beneficial interest outstanding	488,452	(278,357)

See accompanying notes to financial statements.

ISSACHAR FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Six Months Ended		Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2020		September 30, 2019		September 30, 2018	September 30, 2017	September 30, 2016	September 30, 2015
	Class N		Class N		Class N	Class N	Class N	Class N
	(Unaudited)

Net asset value, beginning of period	$10.08		$10.36		$10.34	$10.18	$10.02	$9.94
Activity from investment operations:
Net investment loss (1)	(0.03)		(0.02)		(0.09)	(0.14)	(0.06)	(0.09)
Net realized and unrealized gain (loss) on investments (2)	0.55		(0.15)		0.30	0.48	0.36	0.28
Total from investment operations	0.52		(0.17)		0.21	0.34	0.30	0.19
Distributions to shareholders
From net investment income	(0.01)		(0.03)		(0.08)	(0.18)	(0.06)	(0.11)
From net realized gains	—		(0.08)		(0.11)	—	—	—
From return of capital	—		—		—	—	(0.08)	—
Total distributions to shareholders	(0.01)		(0.11)		(0.19)	(0.18)	(0.14)	(0.11)
Net asset value, end of period	$10.59		$10.08		$10.36	$10.34	$10.18	$10.02
Total return (3)	5.13	% (8)	(1.67)%		2.12%	3.31%	3.01%	1.89%
Net assets, end of period (000s)	$16,339		$10,633		$13,805	$13,490	$16,478	$18,860
Ratio of gross expenses to average net assets (4,5)	3.72	% (9)	3.50%		3.54%	3.10%	2.63%	2.69%
Ratio of net expenses to average net assets (5)	1.70	% (9)	2.20	% (6)	2.30%	2.30%	2.30%	2.30%
Ratio of net investment loss to average net assets (5)	(0.50	)% (9)	(0.17)%		(0.87)%	(1.38)%	(0.57)%	(0.86)%
Portfolio Turnover Rate (7)	448	% (8)	1581%		3108%	779%	1135%	908%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to the timing of share transactions for the period.

(3)	Total return assumes all reinvestment of dividends, if any, and represents the aggregate total return based on net asset value. Total returns would have been lower absent fee waivers and reimbursed expenses.

(4)	Represents the ratio of expenses to average net assets absent fees waived and/or expenses reimbursed by the advisor.

(5)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds and swaps in which the Fund invests.

(6)	Effective July 18, 2019, the expense limitation was reduced to 1.70% from 2.30%

(7)	The portfolio turnover rate excludes investments whose maturities or expiration dates at the time of acquisition were one year or less. For this reason all money market funds that were traded throughout the period are excluded from the calculation. The timing of the Fund’s limited amount of purchases and sales of long term securities produced the resulting portfolio turnover percentage, which appears inflated due to the nature of the calculation. Had the Fund’s core investments been included in the calculation, the turnover calculation would have been much lower.

(8)	Not annualized.

(9)	Annualized.

See accompanying notes to financial statements.

ISSACHAR FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)
March 31, 2020

1.	ORGANIZATION

The Issachar Fund (the “Fund”) is a series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund currently offers Class N shares. The Fund is a diversified fund. The investment objective of the Fund is moderate capital appreciation consistent with capital preservation. The Fund commenced operations on February 28, 2014.

Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable, redeemable at the option of the shareholder and have equal dividend and liquidation rights and noncumulative voting rights.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” and Accounting Standards Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty based on the proprietary index. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the advisor does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, which approximates fair value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Valuation of Investment Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

ISSACHAR FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2020

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

ISSACHAR FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2020

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2020, for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$9,199,719	$—	$—	$9,199,719
Exchange Traded Fund	3,235,892	—	—	3,235,892
Short-Term Investment	3,902,465	—	—	3,902,465
Total	$16,338,076	$—	$—	$16,338,076

*	Refer to the Portfolio of Investments for classifications.

The Fund did not hold any Level 3 securities during the period.

During the period ended March 31, 2020, the Trust’s liquidity risk management program committee reviewed the Fund’s investments and determined that they were primarily or solely highly liquid for the purposes of Rule 22e-4. The committee determined that the Fund held adequate levels of cash and highly liquid investments for the purposes of meeting shareholder redemptions. Accordingly, the committee concluded that the Fund’s liquidity risk management program was reasonably designed to prevent violations of Rule 22e-4 and had been implemented effectively

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly and distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of fund that are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities in which the ETF invests, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Swap Agreements – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may hold equities subject to equity price risk. The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two party

ISSACHAR FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2020

contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund amortizes upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreement will first be offset against the due to broker-swap contract balance outstanding at the time the position is liquidated, with the remainder being recorded as a realized gain or loss on the Statement of Operations. The Fund maintains a cash balance as collateral to secure its obligations under the swaps. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. For the six months ended March 31, 2020, the Fund had a net realized loss on swap contracts subject to equity risk of $75,094 and change in unrealized depreciation on swap contracts subject to equity price risk of $12,081, which can be found on the Statement of Operations. Dividend income and interest expense are recorded as a component of unrealized and realized gains and losses. The Fund did not have any open swap contacts at March 31, 2020.

The amount of realized gains and losses on derivative instruments during the six months ended March 31, 2020, as disclosed in the Statement of Operations, serve as indicators of the volume of derivative activity for the Fund.

Market Risk – Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the Portfolio of Investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in the Fund’s financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income through changes in unrealized gains or losses as reflected on the Statement of Operations. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the Portfolio of Investments.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Counterparty Risk – Counterparty risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Fund by failing to discharge an obligation. A concentration of counterparty risk can exist in that the part of a Fund’s cash can be held at the broker.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that

ISSACHAR FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2020

have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the six months ended March 31, 2020, cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, amounted to $33,916,983 and $22,227,957, respectively.

4.	AGGREGATE TAX UNREALIZED APPRECIATION AND DEPRECIATION

At March 31, 2020 the aggregate cost for federal tax purposes, which differs from fair value by net unrealized appreciation (depreciation) of securities, is as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$15,992,106	$434,304	$(88,334)	$345,970

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Horizon Capital Management, Inc. serves as the Fund’s investment advisor (the “Advisor”).

Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and incurred daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets, effective July 18, 2019. Previously, the management fee was 1.40%.

Pursuant to a written agreement (the “Waiver Agreement”) the Advisor has agreed to waive its fees and/or reimburse the Fund’s operating expenses at least through June 7, 2020, so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor) of the Fund do not exceed 1.70% of average daily net assets attributable to Class N shares (the “Expense Limitation”), effective July 18, 2019. Previously, the Expense Limitation was 2.30%. During the six months ended March 31, 2020, the Advisor earned advisory fees of $59,306 and waived fees and/or reimbursed expenses in the amount of $120,339 pursuant to the Waiver Agreement. The fees paid to the Advisor are reviewed annually by the Board.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently less than the Expense Limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the Expense Limitation in place at the time of the waiver or reimbursement. If Fund operating expenses subsequently exceed the Expense Limitation, the reimbursements shall be suspended.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate these expense reimbursement

ISSACHAR FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2020

arrangements at any time. Cumulative waived expenses subject to recapture pursuant to the aforementioned conditions, as of September 30, 2019, will expire on:

September 30, 2020	$121,459
September 30, 2021	$155,377
September 30, 2022	$168,511

The Trust, on behalf of the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”). The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of up to 0.25% of its average daily net assets attributable to Class N shares and is paid to Northern Lights Distributors, LLC (“NLD” or the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. For the six months ended March 31, 2020, the Fund incurred $14,826 in total fees under the Plan.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund shares. During the six months ended March 31, 2020, the Distributor received no underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Trust. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

6.	FEDERAL INCOME TAXES NOTE

Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2017 - September 30, 2019, or expected to be taken in the Fund’s September 30, 2020 year end tax returns.

ISSACHAR FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2020

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS

The tax character of distributions paid during the years ended September 30, 2019 and September 30, 2018 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2019	September 30, 2018
Ordinary Income	$134,093	$207,851
Long-term Capital Gain	3,185	—
	$137,278	$207,851

As of September 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Post October Loss	Capital Loss	Total
Ordinary	and	Carry	Accumulated
Income	Late Year Loss	Forwards	Earnings/(Deficit)
$7,475	$(256,128)	$(90,365)	$(339,018)

The difference between book basis and tax basis undistributed net investment income, accumulated net realized loss and unrealized depreciation from investments is primarily attributable to the mark-to-market treatment of the open total return swap positions.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $ 256,128.

At September 30, 2019, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains:

Non-Expiring
Short-Term	Total
$90,365	$90,365

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a portfolio creates presumption of the control of the portfolio, under section 2(a)(9) of the 1940 Act. As of March 31, 2020, beneficial ownership in excess of 25% is as follows:

Beneficial Owner	% of Outstanding Shares
Dexter & Deirdre Lyons	26%

9.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued ASU No. 2018-13, which changed certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removed the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between

ISSACHAR FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2020

levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed and the Fund has adopted this amendment early.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial issues were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

ISSACHAR FUND
EXPENSE EXAMPLES (Unaudited)
March 31, 2020

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During the Period
Actual	10/1/19	3/31/20	10/1/19 – 3/31/20*	10/1/19 – 3/31/20
Issachar Fund	$1,000.00	$1,051.30	$ 8.72	1.70%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period	During the Period
(5% return before expenses)	10/1/19	3/31/20	10/1/19 – 3/31/20*	10/1/19 – 3/31/20
Issachar Fund	$1,000.00	$1,016.50	$ 8.57	1.70%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

ISSACHAR FUND
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2020

Renewal of Advisory Agreement – Issachar Fund*

In connection with a meeting held on November 19-20, 2019, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between Horizon Capital Management Inc. (the “Adviser”) and the Trust, with respect to the Issachar Fund (“Issachar”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Issachar and the Advisory Agreement.

The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services . The Board noted the Adviser managed only Issachar, which had approximately $11 million in assets. The Board acknowledged that the portfolio manager also served as the Chief Executive Officer and Chief Compliance Officer for the Adviser and was highly experienced in managing assets. The Board observed that the Adviser used a “chart analysis” investment approach that sought capital preservation during periods of high risk, and capital appreciation during periods of low risk. The Board noted that the Adviser was committed to maintaining a strong risk management discipline with an active management style aimed at preserving capital consistent with the Fund’s investment objective. The Board recognized that the Adviser selected broker-dealers based on an annual evaluation of the services they provided. The Board discussed that the Adviser had taken on additional duties to implement Issachar’s Biblically-responsible investment screening process while remaining focused on risk management to protect capital. The Board concluded that it expected the Adviser to continue to provide satisfactory service to Issachar and its shareholders.

Performance. The Board noted that Issachar’s returns were in line with its peer group and outperformed its Morningstar category over the 1-year period. The Board acknowledged that Issachar outperformed its peer group over the 5 -year and since inception periods but underperformed the benchmark across all periods. The Board discussed that Issachar ranked at or near the top quartile in standard deviation across all periods. The Board commented that the Adviser had made adjustments to allow Issachar to respond to market whipsaws more quickly. The Board concluded that the Adviser had provided satisfactory results to Issachar and its shareholders.

Fees and Expenses. The Board noted the Adviser’s 1.00% advisory fee for Issachar was on par with the peer group and Morningstar medians and lower than the peer group average. The Board further noted Issachar’s net expense ratio was higher than medians and averages of its peer group and Morningstar category but not the highest of either group. The Board considered the Adviser’s explanation that its fees were the result of its active management of Issachar and Issachar’s opportunistic strategy which allowed it to be long or short to take advantage of perceived risk in the market and its biblical overlay. Given these considerations, the Board concluded that the Adviser’s advisory fee for Issachar was not unreasonable.

Economies of Scale. The Board discussed the size of Issachar and its prospects for growth, concluding that it had not yet achieved meaningful economies that would necessitate the establishment

ISSACHAR FUND
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
March 31, 2020

of breakpoints. The Board noted the Adviser agreed to discuss the implementation of breakpoints as Issachar’s assets grew and the Adviser achieved material economies of scale related to its operation. The Board agreed to monitor and revisit the issue at the appropriate time.

Profitability. The Board reviewed the Adviser’s profitability analysis in connection with its management of Issachar and acknowledged that the Adviser was managing Issachar at a loss. The Board concluded, therefore, that excessive profitability was not an issue for the Adviser at this time.

Conclusion. Having requested and reviewed such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee structure for Issachar was not unreasonable, and that renewal of the Advisory Agreement was in the best interests of Issachar and its shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■        Social Security number and income

■        assets, account transfers and transaction history

■        investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We don’t share
For joint marketing with other financial companies	NO	We don’t share
For our affiliates’ everyday business purposes–information about your transactions and experiences	NO	We don’t share
For our affiliates’ everyday business purposes–information about your creditworthiness	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

Questions?	Call (402) 493-4603

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■        open an account or give us contact information

■       provide account information or give us your income information

■        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■      sharing for affiliates’ everyday business purposes—information about your creditworthiness

■      affiliates from using your information to market to you

■       sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-787-8355 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT Form N-PORT, is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-866-787-8355.

INVESTMENT ADVISOR
Horizon Capital Management, Inc.
106 Valerie Drive
Lafayette, LA 70508

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Rich Malinowski

Rich Malinowski, Principal Executive Officer/President

Date 5/29/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Rich Malinowski

Rich Malinowski, Principal Executive Officer/President

Date 5/29/20

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 5/29/20